Exhibit 99.3

February 24, 2020

Globex Transfer , LLC

780 Deltona Blvd., Suite 202

Deltona, FL 32725

Re: Irrevocable Transfer Agent Instructions

Ladies and Gentlemen:

ChineseInvestors.com, Inc., an Indiana corporation (the "Company") and Crown Bridge Partners, LLC (the "Investor") have entered into a securities purchase agreement (the "Agreement") on February 24, 2020, for the purchase and issuance of that certain 8% convertible promissory note in the principal amount of$75,000.00 (the "Note").

A copy of the Note is attached hereto. The shares to be issued are to be registered in the names of the registered holder of the securities submitted for conversion or exercise, or its assignees as requested by the Investor.

You are hereby irrevocably authorized and instructed to reserve a sufficient number of shares of common stock ("Common Stock") of the Company (initially, 6,150,000) for issuance upon conversion of the Note in accordance with the terms thereof. Any shares reserved in connection with the Note may be utilized by the Investor to satisfy any conversion of any convertible note, currently issued or issued in the future, by the Company to the Investor. The amount of Common Stock so reserved may be increased, from time to time, by written instructions of the Company or the Investor (with the understanding that the Investor may request an in crease in reserve as frequently as Investor desires and Globex Transfer, LLC must comply within two (2) business days). The amount of Common Stock so reserved may be decreased, from time to time, by written instructions of the Investor. In addition, if the reserve shares shall be completely depleted, Globex Transfer, LLC (the "Transfer Agent ") is hereby instructed to issue all remaining shares to effect a conversion issuance from the unissued authorized or treasury shares of the Company. You are hereby further irrevocably authorized and directed to issue the shares of Common Stock so reserved upon your receipt from the Investor of a notice of conversion with respect to the Note (each a "Notice of Conversion") executed by the Investor in accordance with the terms of the Notice of Conversion. You shall have no duty or obligation to confirm the accuracy or the information set forth on the Notice of Conversion.

The Company must be participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program in order for the shares to be delivered electronically. The shares to be issued are to be registered in the names of the registered holder of the securities submitted for conversion or exercise. Certain conditions apply for DWAC delivery.

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The shares will be issued within one (1) business day upon receipt of the Notice of Conversion. The ability to convert the Note in a timely manner is a material obligation of the Company pursuant to the Note. Your firm is hereby irrevocably authorized and instructed to issue shares of Common Stock of the Company (without any restrictive legend) to the Investor without any further action or confirmation by the Company (from the reserve, but in the event there are insufficient reserve shares of Common Stock to accommodate a Notice of Conversion (defined below) your firm and the Company agree that the Notice of Conversion should be completed using authorized but unissued shares of Common Stock that the Company has in its treasury): (A) upon your receipt from the Investor of: (i) a Notice of Conversion executed by the Investor ; and (ii) an opinion of counsel of the Investor, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the shares of Common Stock of the Company issued to the Investor pursuant to the Notice of Conversion are not “restricted securities” and should be issued to the Investor without any restrictive legend; and (B) the number of shares to be issued is less than 4.99% of the total issued common stock of the Company. The transfer agent must issue the shares of common stock to the Investor, pursuant to this letter, despite any threatened or ongoing dispute between the Company and Investor, unless there is a valid court order prohibiting such issuance.

The Company and the Investor intend that these instructions require the placement of a restrictive legend on all applicable share certificates unless the requirements listed below are met and the Investor provides the Transfer agent with an acceptable legal opinion stating that share certificates can be issued with out a legend. So long as you have previously received confirmation from the Company (or Investor counsel) that the shares have been registered under the 1933 Act or otherwise may be sold pursuant to an applicable exemption with out any restriction and the number of shares to be issued are less than 4.99% of the total issued and outstanding common stock of the Company, such shares should be transferred, at the option of the holder of the Note as specified in the Notice of Conversion, in certificated form without any legend which would restrict the transfer of the shares, and you should remove all stop-transfer instructions relating to such shares. Until such time as you are advised by Investor counsel that the shares have been registered under the 1933 Act or otherwise may be sold pursuant to an applicable exemption without any restriction and the number of shares to be issued are less than 4.99% of the total issued and outstanding common stock of the Company, you are hereby instructed to place the following legends on the certificates:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF INVESTOR COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN APPLICABLE EXEMPTION.

The legend set forth above shall be removed and you are instructed to issue a certificate without such legend to the bolder of any shares upon which it is stamped, if: (a) such shares are registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to an applicable exemption without any restriction and the number of shares to be issued is less than 4.99% of the total issued common stock of the Company, (b) such holder provides the Company and the transfer agent with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such security may be made without registration under the 1933 Act and such sale or transfer is effected. Nothing herein shall be construed to require the Transfer Agent to take any action which would violate state or federal rules, regulations or law. If an instruction herein would require such a violation, such instructions, but not any other term herein, shall be void and unenforceable.

The Company shall indemnify and defend you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its and Transfer Agent's attorney) incurred by or asserted against you or any of them arising out of or in connection with the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that the Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith.

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The Transfer Agent will not delay in processing any Notice of Conversion owing to the fact the Company is in arrears of its fees and other monies owed to the Transfer Agent, provided that the Investor agrees that each such time a Notice of Conversion is delivered to your firm, and the Company is in arrears or has otherwise been placed on financial hold, the Company authorizes your firm to notify the Investor that the Company is currently on financial hold and the Investor agrees to pre-pay the full cost of processing the Notice of Conversion. The Investor agrees that each time a Notice of Conversion is delivered to your firm, the Investor agrees to pay the cost of processing the Notice of Conversion a sum not to exceed $150.00 for each such transaction.

The Company agrees that in the event that the Transfer Agent resigns as the Company's transfer agent, the Company shall engage a suitable replacement transfer agent that will agree to serve as transfer agent for the Company and be bound by the terms and conditions of these Irrevocable Instructions within five (5) business days. The Company shall not terminate the Transfer Agent, and the Transfer Agent shall not accept any such termination, as the Company’s transfer agent without a signed consent from the Investor. The Company and the Investor agree that any action which names the Transfer Agent as a party shall be brought in a court of general jurisdiction in New York, NY and no other court.

The Investor is intended to be a party to these instructions and is a third party beneficiary hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of the Investor.

The Board of Directors of the Company has approved the foregoing (irrevocable instructions) and does hereby extend the Company’s irrevocable agreement to indemnify your firm for all loss, liability or expense in carrying out the authority and direction herein contained on the terms herein set forth.

You are hereby authorized and directed to promptly disclose to the Investor without any additional confirmation from the Company, after Investor's request from time to time, the total number of shares of common stock issued and outstanding, the total number of shares of common stock in the float, and the total number of shares of common stock that are authorized but unissued and unreserved. You are also authorized to release any information you deem necessary towards the processing, clearing and settlement of the shares arising from this reservation.

[Signature page to follow]

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Very truly yours,

ChineseInvestors.com, Inc.

By: /s/ Wei Wang

Name: Wei Wang

Title: Chief Executive Officer

ACKNOWLEDGED AND AGREED:

Globex Transfer, LLC

By: /s/ Michael Turner

Name: Michael Turner

Title: President

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